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                                                                    EXHIBIT 4(D)

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                              NEVADA POWER COMPANY

                                       TO

                              BANKERS TRUST COMPANY

                                   as Trustee

                               __________________

                      TWENTY-EIGHTH SUPPLEMENTAL INDENTURE

                               __________________

                            Dated as of July 1, 2001

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     THIS TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated as of July 1, 2001, made by and between NEVADA POWER COMPANY (formerly DESERT Merger Sub, Inc., a wholly owned subsidiary of Sierra Pacific Resources and successor by merger to Nevada Power Company), a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), having its principal place of business at Las Vegas, Nevada, party of first part, and BANKERS TRUST COMPANY (successor to First Interstate Bank of Nevada, N.A., formerly First National Bank of Nevada, Reno, Nevada), a banking corporation duly organized and existing under and by virtue of the banking laws of the State of New York, having its principal place of business at Four Albany Street, New York, New York, (hereinafter sometimes called the "Trustee"), party of the second part;

     WHEREAS, the Company has heretofore executed and delivered to the Trustee its Indenture of Mortgage and Deed of Trust ("Original Indenture") dated October 1, 1953, to secure the payment of the principal of and interest and premium, if any, on all bonds of the Company at any time outstanding thereunder; and, for the purpose of amending and supplementing and further confirming the lien of the Original Indenture, has heretofore executed and delivered the following Supplemental Indentures and Instrument of Further Assurance, each dated as hereinafter set forth:

             Instrument                                  Date
             ----------                                  ----

     First Supplemental Indenture                  August 1, 1954
     Instrument of Further Assurance               as of April 1, 1956
     Second Supplemental Indenture                 September 1, 1956
     Third Supplemental Indenture                  as of May 1, 1959
     Fourth Supplemental Indenture                 as of October 1, 1960
     Fifth Supplemental Indenture                  as of December 1, 1961
     Sixth Supplemental Indenture                  as of October 1, 1963
     Seventh Supplemental Indenture                as of August 1, 1964
     Eighth Supplemental Indenture                 as of April 1, 1968
     Ninth Supplemental Indenture                  as of October 1, 1969
     Tenth Supplemental Indenture                  as of October 1, 1970
     Eleventh Supplemental Indenture               as of November 1, 1972
     Twelfth Supplemental Indenture                as of December 1, 1974
     Thirteenth Supplemental Indenture             as of October 1, 1976
     Fourteenth Supplemental Indenture             as of May 1, 1977
     Fifteenth Supplemental Indenture              as of September 1, 1978
     Sixteenth Supplemental Indenture              as of December 1, 1981
     Seventeenth Supplemental Indenture            as of August 1, 1982
     Eighteenth Supplemental Indenture             as of November 1, 1986
     Nineteenth Supplemental Indenture             as of October 1, 1989
     Twentieth Supplemental Indenture              as of May 1, 1992
     Twenty-First Supplemental Indenture           as of June 1, 1992
     Twenty-Second Supplemental Indenture          as of June 1, 1992
     Twenty-Third Supplemental Indenture           as of October 1, 1992
     Twenty-Fourth Supplemental Indenture          as of October 1, 1992

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     Twenty-Fifth Supplemental Indenture           as of January 1, 1993
     Twenty-Sixth Supplemental Indenture           as of May 1, 1995
     Twenty-Seventh Supplemental Indenture         as of July 1, 1999

the Original Indenture, as amended and supplemented by the instruments listed above and as to be supplemented by this Twenty-Eighth Supplemental Indenture and as it may from time to time be amended or supplemented pursuant to the provisions thereof, is hereinafter sometimes called the "Indenture";

     WHEREAS, the Original Indenture, the Instrument of Further Assurance and the Supplemental Indentures listed in the foregoing paragraph were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as set forth in Exhibit A attached hereto and incorporated herein by reference;

     WHEREAS, in addition to twenty-two series of Bonds heretofore issued under the Indenture, all of which have been retired, there have heretofore been issued under the Indenture First Mortgage Bonds of series and in principal amounts as follows:

Title                                         Issued           Outstanding
-----                                         ------           -----------

7 5/8% Bonds of Series L Due 2002           $15,000,000        $15,000,000
6.70% Bonds of Series V due 2022           $105,000,000       $105,000,000
6.60% Bonds of Series W due 2019            $39,500,000        $39,500,000
7.20% Bonds of Series X Due 2022            $78,000,000        $78,000,000
8.50% Bonds of Series Z due 2023            $45,000,000        $45,000,000

     WHEREAS, the Company in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to a resolution duly adopted by its Board of Directors, has resolved and determined to create and issue two new series of Bonds to be designated, respectively, "First Mortgage Bonds, Series BB Due 2020" (hereinafter referred to as "Bonds of Series BB") and "First Mortgage Bonds, Series CC Due 2009" (hereinafter referred to as "Bonds of Series CC") and to make, execute and deliver to the Trustee this Twenty-Eighth Supplemental Indenture, in the form hereof, as a further supplement to the Indenture; and

     WHEREAS, all conditions and requirements necessary to make this Twenty-Eighth Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, in consideration of the premises and of the sum of one dollar ($1), lawful money of the United States of America, duly paid by the Trustee to the Company, and of other good and valuable consideration, receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and interest on all Bonds issued and outstanding from time to time under the Indenture, including specifically, but without limitation, Bonds of Series BB and Bonds of Series CC to be issued pursuant to this Twenty-Eighth Supplemental Indenture, and to secure the performance and observation of each and every

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of the covenants and conditions contained in the Indenture, and without in any way limiting the generality or effect of the Indenture insofar as by any provision thereof any of the properties therein or hereinafter referred to are now subject, or are now intended to be subject to the lien and operation thereof, but to such extent confirming such lien and operation, the Company has executed and delivered this Twenty-Eighth Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Bankers Trust Company, as Trustee aforesaid, and to its successors in the trust hereby created, in trust upon the conditions, terms and provisions of the Indenture, subject to the encumbrances and other matters permitted by the Indenture, all and singular the following premises, properties, interests and rights, all to the same extent and with the same force and effect as though owned by the Company at the date of execution of the Original Indenture and described in the same detail in the Granting Clauses of the Original Indenture, such premises, properties, interests and rights having been generally described and referred to in the Original Indenture; and to such ends the Company hereby supplements, as below set forth, the Granting Clauses of the Original Indenture:

                               GRANTING CLAUSES

     All of the premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by the Company and wherever situate.

     Together with all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, products and profits thereof and all the estate, right, title, interest and claim whatsoever at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Excepting and excluding, however, any and all property, premises and rights of the kinds or classes which by the terms of the Indenture are excepted and excluded from the lien and operation thereof, and therein sometimes referred to as "Excepted Property" (subject, however, to the Trustee's rights to possession of Excepted Property in case of default, as set forth under "Excepted Property" in the Original Indenture).

     TO HAVE AND TO HOLD in trust with power of sale for the equal and proportionate benefit and security of all holders of all Bonds and the interest coupons appertaining thereto, now or hereafter issued under the Indenture, and for the enforcement and payment of Bonds and interest thereon when payable, and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any Bonds or coupons over any others thereof by reason of the difference in the time of the actual issue, sale or negotiation thereof, or by reason of the date of maturity thereof, or for any other reason whatsoever, except as otherwise expressly provided in the Indenture, so that each and every Bond shall have the same lien and so that the interest and principal of every Bond

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shall, subject to the terms thereof, be equally and proportionately secured by said lien, as if such Bond had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture.

     The Trustee executes this Twenty-Eighth Supplemental Indenture only on the condition that it shall have and enjoy with respect thereto all of the rights, privileges and immunities as set forth in the Indenture.

     The Company has agreed and covenanted and does hereby agree and covenant with the Trustee and its successors and assigns, and with the respective holders from time to time of the Bonds, or any thereof, as follows:

                                     PART I

                                    ARTICLE I

        DESCRIPTION OF BONDS OF SERIES BB DUE 2020 AND SERIES CC DUE 2009

     [sec] 1.01 The twenty-eighth and twenty-ninth series of Bonds to be executed, authenticated and delivered under and secured by the Indenture shall be, respectively, the Bonds of Series BB and the Bonds of Series CC. The Bonds of Series BB shall be designated as "First Mortgage Bonds, Series BB Due 2020" of the Company and the Bonds of Series CC shall be designated as "First Mortgage Bonds, Series CC Due 2009." The Bonds of Series BB and Series CC shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     [sec] 1.02 The Bonds of Series BB shall be evidenced by a single registered Bond in the principal amount and denomination of One Hundred Million Dollars ($100,000,000), shall be dated July 27, 2001, shall mature June 1, 2020 and shall bear no interest, which may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of all Bonds of Series BB shall be payable at the office of the Trustee in New York, New York.

     The single Bond of the Series BB shall be numbered 1 and shall upon issuance be delivered by the Company to and registered in the name of Ambac Assurance Corporation ("Ambac") and shall be transferable only as required to effect an assignment thereof to a successor-in-interest of Ambac under the Insurance Agreement dated as of June 1, 2000 between Ambac and the Company (the "Insurance Agreement"). This bond is issued to Ambac as security for the payment by the Company of its reimbursement obligations under the Insurance Agreement, which was entered into in connection with the delivery by Ambac of its Municipal Bond Insurance Policy Number 17386BE insuring certain payments of principal of, and interest on, certain bonds (the "2000A Clark County Bonds") issued under Indenture of Trust No. 1 dated as of June 1, 2000 between Clark County, Nevada and The Bank of New York, as Trustee. The proceeds of the 2000A Clark County Bonds were loaned to the Company pursuant to a Financing Agreement No. 1 dated as of June 1, 2000 between Clark County, Nevada and the Company. The single Bond of the BB Series shall be held by Ambac subject to the terms of the Pledge Agreement dated as of July 27, 2001 between Ambac and the Company.

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     Bonds issued upon transfer shall be numbered from 2 upwards and issued in the same $100,000,000 denomination but, to the extent that payments of principal shall theretofore have been made on the Bonds of the BB Series, the registered holder thereof shall duly note on the Bond of the BB Series a like amount of principal in the Schedule of Prepayments to such bond and upon any transfer of said Bond, the Schedule of Prepayments shall transfer to the subsequent issued bond.

     [sect] 1.03 The Bonds of Series BB and the Trustee's Certificate of Authentication shall be substantially in the following forms, respectively:

                           [FORM OF BOND OF SERIES BB]

                              NEVADA POWER COMPANY

                     FIRST MORTGAGE BOND, SERIES BB DUE 2020

                                Due June 1, 2020

No. BB-1                                                           $100,000,000

     NEVADA POWER COMPANY, a Nevada corporation (hereinafter sometimes called the "Company" which term shall include any successor corporation as defined in the Indenture referred to below), for value received, hereby promises to pay to AMBAC ASSURANCE CORPORATION, or to its successor, the sum of One Hundred Million Dollars ($100,000,000) on June 1, 2020. No interest shall be payable in respect of this Bond.

     This Bond is issued to Ambac Assurance Corporation ("Ambac") as security for the payment by the Company of its reimbursement obligations under that certain Insurance Agreement dated as of June 1, 2000 between the Company and Ambac (the "Insurance Agreement"). The Insurance Agreement was entered into in connection with the delivery by Ambac of its Municipal Bond Insurance Policy Number 17386BE insuring certain payments of principal of, and interest on, certain bonds (the "Clark County Bonds") issued under Indenture of Trust No. 1 between Clark County, Nevada and The Bank of New York, as Trustee (the "Clark County Indenture"). The proceeds of the Clark County Bonds have been loaned to the Company pursuant to a Financing Agreement No. 1 dated as of June 1, 2000 between Clark County, Nevada and the Company (the "Clark County Agreement"). This Bond shall be held by Ambac subject to the terms of the Pledge Agreement dated as of July 27, 2001 between Ambac Assurance Corporation and the Company.

     Notwithstanding any other provision of this Bond, no principal shall be due and payable on this Bond unless and until an Event of Default shall have occurred under Section 4.01 of the Insurance Agreement by reason of a failure by the Company to pay its reimbursement obligations under Section 2.01 of the Insurance Agreement. If such an Event of Default under the Insurance Agreement shall occur, it shall be deemed to be a default, for purposes of Section

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13.02(b) of the Indenture, in the payment of an amount of principal of this
Bond equal to the amount of such unpaid reimbursement obligation.

     This Bond is the single registered bond evidencing the bonds of a series (herein sometimes referred to as the "Bonds of the BB Series") of an authorized issue of bonds of the Company, known as First Mortgage Bonds, not limited as to maximum aggregate principal amount except as otherwise provided in the Indenture hereinafter mentioned, all issued or issuable in one or more series (which several series may be of different denominations, dates and tenor) under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for other bonds of any particular series) by an Indenture of Mortgage and Deed of Trust dated as of October 1, 1953, as amended and supplemented by the following Supplemental Indentures and Instrument of Further Assurance, each dated as hereinafter set forth:

            Instrument                                   Date
            ----------                                   -----

     First Supplemental Indenture                   August 1, 1954
     Instrument of Further Assurance                as of April 1, 1956
     Second Supplemental Indenture                  September 1, 1956
     Third Supplemental Indenture                   as of May 1, 1959
     Fourth Supplemental Indenture                  as of October 1, 1960
     Fifth Supplemental Indenture                   as of December 1, 1961
     Sixth Supplemental Indenture                   as of October 1, 1963
     Seventh Supplemental Indenture                 as of August 1, 1964
     Eighth Supplemental Indenture                  as of April 1, 1968
     Ninth Supplemental Indenture                   as of October 1, 1969
     Tenth Supplemental Indenture                   as of October 1, 1970
     Eleventh Supplemental Indenture                as of November 1, 1972
     Twelfth Supplemental Indenture                 as of December 1, 1974
     Thirteenth Supplemental Indenture              as of October 1, 1976
     Fourteenth Supplemental Indenture              as of May 1, 1977
     Fifteenth Supplemental Indenture               as of September 1, 1978
     Sixteenth Supplemental Indenture               as of December 1, 1981
     Seventeenth Supplemental Indenture             as of August 1, 1982
     Eighteenth Supplemental Indenture              as of November 1, 1986
     Nineteenth Supplemental Indenture              as of October 1, 1989;
     Twentieth Supplemental Indenture               as of May 1, 1992
     Twenty-First Supplemental Indenture            as of June 1, 1992
     Twenty-Second Supplemental Indenture           as of June 1, 1992
     Twenty-Third Supplemental Indenture            as of October 1, 1992
     Twenty-Fourth Supplemental Indenture           as of October 1, 1992
     Twenty-Fifth Supplemental Indenture            as of January 1, 1993
     Twenty-Sixth Supplemental Indenture            as of May 1, 1995
     Twenty-Seventh Supplemental Indenture          as of July 1, 1999
     Twenty-Eighth Supplemental Indenture           as of July 1, 2001

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(which Indenture of Mortgage and Deed of Trust as so amended and supplemented is hereinafter in this Bond called the "Indenture"), executed by the Company to Bankers Trust Company (successor to First Interstate Bank of Nevada, N.A., formerly First National Bank of Nevada, Reno, Nevada) ("Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds of Series BB are and are to be secured and the rights, duties and immunities thereunder of the holders or registered owners thereof, of the Company, and of the Trustee. As provided in the Indenture, said Bonds may be issued in series, for various principal sums, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted. The Bonds of Series BB are described in said Twenty-Eighth Supplemental Indenture dated as of July 1, 2001 ("Twenty-Eighth Supplemental Indenture") executed by the Company to Bankers Trust Company, as Trustee, and are issuable as single registered bonds.

     Said Indenture, among other things, provides that no bondholder or bondholders may institute any suit, action or proceeding for the collection of this Bond, or claim for interest thereon, or to enforce the lien of said Indenture, if and to the extent that the institution or prosecution thereof or the entry of a judgment or a decree therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of said Indenture upon any property subject thereto.

     This Bond shall be deemed to be prepaid at any time if and to the extent that (1) the Company shall elect to prepay installments payable under
             -
Section 8.1 of the Clark County Agreement and to cause the Clark County Bonds to be redeemed, in whole or in part, pursuant to Section 3.01(A)(5) of the Clark County Indenture, or (2) subject to Section 11.03 of the Indenture, the
                            -
Company shall be obligated to prepay installments payable under Sections 11.03 and 11.07 of the Clark County Agreement and to cause the Clark County Bonds to be redeemed, in whole or in part, upon the occurrence of an event specified in
Section 3.01(B) of the Clark County Indenture. In any such event this Bond shall be deemed to be prepaid by the Company, in whole or in identical part, as the case may be, at 100% of the unpaid principal amount thereof so prepaid.

     Without limiting the foregoing, this Bond shall also be deemed to be prepaid by the Company, in whole at any time or in part from time to time, if and to the extent that the Company shall have elected to prepay installments under the Clark County Agreement of like principal amount as the Clark County Bonds that it elects to redeem in accordance with Section 3.01(A) of the Clark County Indenture. Such redemption shall be at the amounts, at the times and in the manner provided in Article III of the Clark County Indenture.

     In event of such prepayment of the Clark County Bonds, the Company shall notify Ambac and the Trustee that a like principal amount of this bond shall be deemed to have been prepaid. Ambac shall surrender this bond to the Trustee upon the expiration of the Insurance Agreement.

     In case all or substantially all of the electric properties of the Company are sold to or taken through the exercise of the right of eminent domain or the right to purchase by any municipal or governmental body or agency and released under the provisions of
Article XI of the Indenture, the Company shall call for redemption and redeem all of the Bonds of Series BB then outstanding for 100% of the principal amount thereof.

     To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of Bonds of Series BB may be changed and modified with the consent of the Company and upon the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of each series of the Bonds then outstanding and entitled to consent, provided that no such change shall be made (a) which would
                                                                 -
without the consent of the holders of all Bonds then outstanding and affected thereby (i) reduce the principal of, or premium, sinking fund, or rate of
         -
interest payable on, the Bonds, (ii) postpone the maturity date fixed for the
                                 --
payment of the principal of, sinking fund upon, or any installment of interest on, the Bonds, (iii) permit the creation of any lien, not otherwise permitted,
                ---
prior to or on a parity with the lien of the Indenture, or (iv) reduce the
                                                            --
percentage of the principal amount of Bonds the consent of the holders of which is required for the authorization of any such change or modification, or (b)
                                                                          -
which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

     In case an event of default, as defined in the Indenture, shall occur and be continuing, the principal of all the Bonds outstanding may be declared and may become due and payable in the manner and with the effect provided in the Indenture.

     The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond shall be registered upon the bond register for the Bonds of the BB Series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid.

     Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall note the amounts of all principal prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to prepayment of principal. By the acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on the part of the holder or of any such transferee to comply with the part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer, or director, as such, of the Company or any successor corporation, either directly or through the Company or of any successor corporation under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

     Each registered owner hereof by his acceptance hereof waives any right to exchange any unpaid portion of this Bond for another Bond under Section
10.01 of the Indenture.

     This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor to Ambac under the Insurance Agreement.

     This bond shall not become or be valid or obligatory for any purpose until the authentication certificate endorsed hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, Nevada Power Company has caused this bond to be executed in its name and behalf by the manual or facsimile signature of its Treasurer and its corporate seal, or a facsimile thereof, to be affixed or printed hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

                               NEVADA POWER COMPANY

Dated: July __, 2001           By:____________________________________________
                                    Treasurer
Attest:

______________________________
Secretary

                           AUTHENTICATION CERTIFICATE
 This bond is the single fully-registered bond of the series designated therein, referred to in the within-mentioned Indenture.

BANKERS TRUST COMPANY, AS TRUSTEE

By______________________
  Authorized Signatory

     [sect] 1.04 The Bonds of Series CC shall be evidenced by a single registered Bond in the principal amount and denomination of Fifteen Million Dollars ($15,000,000), shall be dated July 27, 2001, shall mature October 1, 2009 and shall bear no interest, which may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of all Bonds of Series CC shall be payable at the office of the Trustee in New York, New York.

     The single Bond of the Series CC shall be numbered 1 and shall upon issuance be delivered by the Company to and registered in the name of Ambac and shall be transferable only as required to effect an assignment thereof to a successor-in-interest of Ambac under the Insurance Agreement. This bond is issued to Ambac as security for the payment by the Company of its reimbursement obligations under the Insurance Agreement, which was entered into in connection with the delivery by Ambac of its Municipal Bond Insurance Policy Number 17387BE insuring certain payments of principal of, and interest on, certain bonds (the "2000B Clark County Bonds") issued under Indenture of Trust No. 2 dated as of June 1, 2000 between Clark County, Nevada and The Bank of New York, as Trustee. The proceeds of the 2000B Clark County Bonds were loaned to the Company pursuant to a Financing Agreement No. 2 dated as of June 1, 2000 between Clark County, Nevada and the Company. The single Bond of the CC Series shall be held by Ambac subject to the terms of the Pledge Agreement dated as of July 27, 2001 between Ambac and the Company.

     Bonds issued upon transfer shall be numbered from 2 upwards and issued in the same $15,000,000 denomination but, to the extent that payments of principal shall theretofore have been made on the Bonds of the CC Series, the registered holder thereof shall duly note on the Bond of the CC Series a like amount of principal in the Schedule of Prepayments to such bond and upon any transfer of said Bond, the Schedule of Prepayments shall transfer to the subsequent issued bond.

     [sect] 1.05 The Bonds of Series CC and the Trustee's Certificate of Authentication shall be substantially in the following forms, respectively:

                           [FORM OF BOND OF SERIES CC]

                              NEVADA POWER COMPANY

                     FIRST MORTGAGE BOND, SERIES CC DUE 2009

                               Due October 1, 2009

No. CC-1                                                            $15,000,000

     NEVADA POWER COMPANY, a Nevada corporation (hereinafter sometimes called the "Company" which term shall include any successor corporation as defined in the Indenture referred to below), for value received, hereby promises to pay to AMBAC ASSURANCE CORPORATION, or to its successor, the sum of Fifteen Million Dollars ($15,000,000) on October 1, 2009. No interest shall be payable in respect of this Bond.

     This Bond is issued to Ambac Assurance Corporation ("Ambac") as security for the payment by the Company of its reimbursement obligations under that certain Insurance Agreement dated as of June 1, 2000 between the Company and Ambac (the "Insurance Agreement"). The Insurance Agreement was entered into in connection with the delivery by Ambac of its Municipal Bond Insurance Policy Number 17387BE insuring certain payments of principal of, and interest on, certain bonds (the "Clark County Bonds") issued under Indenture of Trust No. 2 between Clark County, Nevada and The Bank of New York, as Trustee (the "Clark County Indenture"). The proceeds of the Clark County Bonds have been loaned to the Company pursuant to a Financing Agreement No. 2 dated as of June 1, 2000 between Clark County, Nevada and the Company (the "Clark County Agreement"). This Bond shall be held by Ambac subject to the terms of the Pledge Agreement dated as of July 27, 2001 between Ambac Assurance Corporation and the Company.

     Notwithstanding any other provision of this Bond, no principal shall be due and payable on this Bond unless and until an Event of Default shall have occurred under Section 4.01 of the Insurance Agreement by reason of a failure by the Company to pay its reimbursement obligations under Section 2.01 of the Insurance Agreement. If such an Event of Default under the Insurance Agreement shall occur, it shall be deemed to be a default, for purposes of Section 13.02(b) of the Indenture, in the payment of an amount of principal of this Bond equal to the amount of such unpaid reimbursement obligation.

     This Bond is the single registered bond evidencing the bonds of a series (herein sometimes referred to as the "Bonds of the CC Series") of an authorized issue of bonds of the Company, known as First Mortgage Bonds, not limited as to maximum aggregate principal amount except as otherwise provided in the Indenture hereinafter mentioned, all issued or issuable in one or more series (which several series may be of different denominations, dates and tenor) under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for other bonds of any particular series) by an Indenture of Mortgage and Deed of Trust dated as of October 1, 1953, as amended and supplemented by the following Supplemental Indentures and Instrument of Further Assurance, each dated as hereinafter set forth:

             Instrument                                  Date
             ----------                                  ----

     First Supplemental Indenture                   August 1, 1954
     Instrument of Further Assurance                as of April 1, 1956
     Second Supplemental Indenture                  September 1, 1956
     Third Supplemental Indenture                   as of May 1, 1959
     Fourth Supplemental Indenture                  as of October 1, 1960
     Fifth Supplemental Indenture                   as of December 1, 1961
     Sixth Supplemental Indenture                   as of October 1, 1963
     Seventh Supplemental Indenture                 as of August 1, 1964
     Eighth Supplemental Indenture                  as of April 1, 1968
     Ninth Supplemental Indenture                   as of October 1, 1969
     Tenth Supplemental Indenture                   as of October 1, 1970
     Eleventh Supplemental Indenture                as of November 1, 1972

     Twelfth Supplemental Indenture                 as of December 1, 1974
     Thirteenth Supplemental Indenture              as of October 1, 1976
     Fourteenth Supplemental Indenture              as of May 1, 1977
     Fifteenth Supplemental Indenture               as of September 1, 1978
     Sixteenth Supplemental Indenture               as of December 1, 1981
     Seventeenth Supplemental Indenture             as of August 1, 1982
     Eighteenth Supplemental Indenture              as of November 1, 1986
     Nineteenth Supplemental Indenture              as of October 1, 1989;
     Twentieth Supplemental Indenture               as of May 1, 1992
     Twenty-First Supplemental Indenture            as of June 1, 1992
     Twenty-Second Supplemental Indenture           as of June 1, 1992
     Twenty-Third Supplemental Indenture            as of October 1, 1992
     Twenty-Fourth Supplemental Indenture           as of October 1, 1992
     Twenty-Fifth Supplemental Indenture            as of January 1, 1993
     Twenty-Sixth Supplemental Indenture            as of May 1, 1995
     Twenty-Seventh Supplemental Indenture          as of July 1, 1999
     Twenty-Eighth Supplemental Indenture           as of July 1, 2001

(which Indenture of Mortgage and Deed of Trust as so amended and supplemented is hereinafter in this Bond called the "Indenture"), executed by the Company to Bankers Trust Company (successor to First Interstate Bank of Nevada, N.A., formerly First National Bank of Nevada, Reno, Nevada) ("Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds of Series CC are and are to be secured and the rights, duties and immunities thereunder of the holders or registered owners thereof, of the Company, and of the Trustee. As provided in the Indenture, said Bonds may be issued in series, for various principal sums, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted. The Bonds of Series CC are described in said Twenty-Eighth Supplemental Indenture dated as of July 1, 2001 ("Twenty-Eighth Supplemental Indenture") executed by the Company to Bankers Trust Company, as Trustee, and are issuable as single registered bonds.

     Said Indenture, among other things, provides that no bondholder or bondholders may institute any suit, action or proceeding for the collection of this Bond, or claim for interest thereon, or to enforce the lien of said Indenture, if and to the extent that the institution or prosecution thereof or the entry of a judgment or a decree therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of said Indenture upon any property subject thereto.

     This Bond shall be deemed to be prepaid at any time if and to the extent that (1) the Company shall elect to prepay installments payable under
             -
Section 8.1 of the Clark County Agreement and to cause the Clark County Bonds to be redeemed, in whole or in part, pursuant to Section 3.01(A)(5) of the Clark County Indenture, or (2) subject to Section 11.03 of the Indenture, the
                            -
Company shall be obligated to prepay installments payable under Sections 11.03 and 11.07 of the Clark County Agreement and to cause the Clark County Bonds to be redeemed, in whole or in part, upon the occurrence of an event specified in Section 3.01(B) of the Clark County Indenture. In any such event this Bond shall be deemed to be prepaid by the Company, in whole or in identical part, as the case may be, at 100% of the unpaid principal amount thereof so prepaid.

     Without limiting the foregoing, this Bond shall also be deemed to be prepaid by the Company, in whole at any time or in part from time to time, if and to the extent that the Company shall have elected to prepay installments under the Clark County Agreement of like principal amount as the Clark County Bonds that it elects to redeem in accordance with Section 3.01(A) of the Clark County Indenture. Such redemption shall be at the amounts, at the times and in the manner provided in Article III of the Clark County Indenture.

     In event of such prepayment of the Clark County Bonds, the Company shall notify Ambac and the Trustee that a like principal amount of this bond shall be deemed to have been prepaid. Ambac shall surrender this bond to the Trustee upon the expiration of the Insurance Agreement.

     In case all or substantially all of the electric properties of the Company are sold to or taken through the exercise of the right of eminent domain or the right to purchase by any municipal or governmental body or agency and released under the provisions of Article XI of the Indenture, the Company shall call for redemption and redeem all of the Bonds of Series CC then outstanding for 100% of the principal amount thereof.

     To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of Bonds of Series CC may be changed and modified with the consent of the Company and upon the written consent of the holders of at least sixty-six and two-thirds percent
(66 2/3%) in principal amount of each series of the Bonds then outstanding and entitled to consent, provided that no such change shall be made (a) which would
                                                                 -
without the consent of the holders of all Bonds then outstanding and affected thereby (i) reduce the principal of, or premium, sinking fund, or rate of
         -
interest payable on, the Bonds, (ii) postpone the maturity date fixed for the
                                 --
payment of the principal of, sinking fund upon, or any installment of interest on, the Bonds, (iii) permit the creation of any lien, not otherwise permitted,
                ---
prior to or on a parity with the lien of the Indenture, or (iv) reduce the
                                                            --
percentage of the principal amount of Bonds the consent of the holders of which is required for the authorization of any such change or modification, or (b)
                                                                          -
which would modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

     In case an event of default, as defined in the Indenture, shall occur and be continuing, the principal of all the Bonds outstanding may be declared and may become due and payable in the manner and with the effect provided in the Indenture.

     The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond shall be registered upon the bond register for the Bonds of the CC Series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid.

     Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall note the amounts of all principal prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to prepayment of principal. By the acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on the part of the holder or of any such transferee to comply with the part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer, or director, as such, of the Company or any successor corporation, either directly or through the Company or of any successor corporation under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

     Each registered owner hereof by his acceptance hereof waives any right to exchange any unpaid portion of this Bond for another Bond under Section
10.01 of the Indenture.

     This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor to Ambac under the Insurance Agreement.

     This bond shall not become or be valid or obligatory for any purpose until the authentication certificate endorsed hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, Nevada Power Company has caused this bond to be executed in its name and behalf by the manual or facsimile signature of its Treasurer and its corporate seal, or a facsimile thereof, to be affixed or printed hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

                               NEVADA POWER COMPANY

Dated: July __, 2001           By:_______________________
                                    Treasurer
Attest:

________________________
Secretary

                     AUTHENTICATION CERTIFICATE
     This bond is the single fully-registered bond of the series designated therein, referred to in the within-mentioned Indenture.

BANKERS TRUST COMPANY, AS TRUSTEE

By ______________________
   Authorized Signatory

                                   ARTICLE II

                           AUTHORIZED PRINCIPAL AMOUNT

     [sect] 2.01 Bonds of Series BB may be executed by the Company and authenticated and delivered by the Trustee at any time and from time to time, in the manner and amount permitted by the Indenture; provided, however, that no Bonds of Series BB in excess of One Hundred Million Dollars ($100,000,000) principal amount (other than Bonds of Series BB which may be so executed, authorized and delivered in lieu of other Bonds of Series BB as authenticated under Article II or Section 10.01 of the Original Indenture) shall be executed by the Company, authenticated or delivered by the Trustee or secured by the Indenture, except in such additional principal amounts as may be authorized by a supplemental indenture or indentures which the Company and the Trustee are hereby authorized to execute and deliver for that purpose.

     [sect] 2.02 Bonds of Series CC may be executed by the Company and authenticated and delivered by the Trustee at any time and from time to time, in the manner and amount permitted by the Indenture; provided, however, that no Bonds of Series CC in excess of Fifteen Million Dollars ($15,000,000) principal amount (other than Bonds of Series CC which may be so executed, authorized and delivered in lieu of other Bonds of Series CC as authenticated under Article II or Section 10.01 of the Original Indenture) shall be executed by the Company, authenticated or delivered by the Trustee or secured by the Indenture, except in such additional principal amounts as may be authorized by a supplemental indenture or indentures which the Company and the Trustee are hereby authorized to execute and deliver for that purpose.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     [sec] 3.01 The Company represents and warrants that, as of the date of execution of this Twenty-Eighth Supplemental Indenture, it has good and marketable title in fee simple to all the real properties described in the Granting Clauses of the Original Indenture, the First Supplemental Indenture, the Instrument of Further Assurance, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture (except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), free and clear of any liens and encumbrances except Permitted Encumbrances and those, if any, referred to in said Granting Clauses, and that it has good and marketable title and is lawfully possessed of all other properties described in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Eighth Supplemental Indenture and except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), and the Indenture constitutes a direct and valid first mortgage lien on all such properties, subject only to Permitted Encumbrances and those, if any, referred to in said Granting Clauses. The Company represents and warrants that it has and covenants that it will continue to have, subject to the provisions of the Indenture, good right, full power and lawful authority to grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm to the Trustee all properties of every kind and nature described or referred to in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Eighth Supplemental Indenture) which by the provisions of the Indenture are intended to be subject to the lien of the Indenture and that it will defend the title to such property and every part thereof to the Trustee forever, for the benefit of the holders of the Bonds, against the claims and demands of all persons whomsoever.

                                     PART II

                            MISCELLANEOUS PROVISIONS

     Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this Twenty-Eighth Supplemental Indenture; and the Original Indenture as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the

Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture, Twenty-Sixth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture and is in all respects ratified and confirmed and supplemented by this Twenty-Eighth Supplemental Indenture; and the Original Indenture as amended and supplemented shall be read, taken and construed as one and the same instrument.

     This Twenty-Eighth Supplemental Indenture shall be effective as of the date first hereinabove set forth, and may be executed simultaneously or from time to time in several counterparts, and each counterpart shall constitute an original instrument, and it shall not be necessary in making proof of this Twenty-Eighth Supplemental Indenture or of any counterpart thereof to produce or account for any of the other counterparts.

               [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, said Nevada Power Company has caused this Twenty-Eighth Supplemental Indenture to be executed on its behalf by its Treasurer and its corporate seal to be hereto affixed, and the said seal and this Twenty-Eighth Supplemental Indenture to be attested by its Secretary; and said Bankers Trust Company in evidence of its acceptance of the trust hereby created has caused this Twenty-Eighth Supplemental Indenture to be executed on its behalf by its Vice President and its corporate seal to be hereto affixed and said seal and this Twenty-Eighth Supplemental Indenture to be attested by its Associate, all as of the 1st day of July, 2001.

                                            NEVADA POWER COMPANY

                                            By:_______________________________
                                                   Richard K. Atkinson
                                                   Treasurer
[S E A L]

ATTEST:

________________________________________
William E. Peterson
Senior Vice President, General Counsel
and Corporate Secretary

                                              BANKERS TRUST COMPANY, as Trustee

                                              By:______________________________
                                                    Vice President
[S E A L]

ATTEST:

_______________________________________
Associate

STATE OF NEVADA   )
                  )ss.
COUNTY OF CLARK   )

         On this ____ day of July, 2001, personally appeared before me, a Notary Public in and for said County and State, ___________________________ and _________________________, known to me to be ___________________________ and
_________________________, respectively, of Nevada Power Company, one of the corporations that executed the foregoing instrument, and upon oath did each depose that he is the officer of said corporation as above designated; that he is acquainted with the seal of said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures, and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

                                               ________________________________
                                               Notary Public

STATE OF NEW YORK  )
                   )ss.
COUNTY OF NEW YORK )

     On this ______ day of July, 2001, before me personally came Carol Ng,
                                                                     ---------
to me known, who, being by me duly sworn, did depose and say that she resides at 246-23 Van Zandt Avenue, Douglaston, New York, 11362; that she is a Vice
-----------------------------------------------------               ----
President of Bankers Trust Company, one of the corporations described in and
---------
which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order.

[Notarial seal]                            ____________________________________
                                           Tracy A. Salzmann
                                           Notary Public, State of New York
                                           Registration #01SA6040727
                                           Qualified in New York County
                                           My Commission Expires April 24, 2002

                                    EXHIBIT A

     The Original Indenture, First Supplemental Indenture, an Instrument of Further Assurance, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture, Tenth Supplemental Indenture, Eleventh Supplemental Indenture, Twelfth Supplemental Indenture, Thirteenth Supplemental Indenture, Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Sixteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Eighteenth Supplemental Indenture, Nineteenth Supplemental Indenture, Twentieth Supplemental Indenture, Twenty-First Supplemental Indenture, Twenty-Second Supplemental Indenture, Twenty-Third Supplemental Indenture, Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture, Twenty-Sixth Supplemental Indenture and Twenty-Seventh Supplemental Indenture were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as follows:
                                         NEVADA
                                      CLARK COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Nov. 6, 1953     417,677    Trust Deeds
First Supplemental Indenture           Sept. 23, 1954   20,904     Official Records
Instrument of Further Assurance        Apr. 19, 1956    75,779     Official Records
Second Supplemental Indenture          Sept. 19, 1956   89,423     Official Records
Third Supplemental Indenture           May 15, 1959     160,878    Official Records
Fourth Supplemental Indenture          Oct. 28, 1960    215,907    Official Records
Fifth Supplemental Indenture           Dec. 4, 1961     267,362    Official Records
Sixth Supplemental Indenture           Oct. 18, 1963    391,466    Official Records
Seventh Supplemental Indenture         Aug. 7, 1964     451,010    Official Records
Eighth Supplemental Indenture          May 10, 1968     700,126    Official Records
Ninth Supplemental Indenture           Oct. 16, 1969    791,246    Official Records
Tenth Supplemental Indenture           Oct. 2, 1970     53,871     Official Records
Eleventh Supplemental Indenture        Oct. 27, 1972    233,640    Official Records
Twelfth Supplemental Indenture         Dec. 6, 1974     438,246    Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    629,589    Official Records
Fourteenth Supplemental Indenture      May 4, 1977      693,961    Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    898,343    Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     1,453,990  Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    1,569,991  Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    00622      Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    00576      Official Records
Twentieth Supplemental Indenture       April 30, 1992   01212      Official Records
Twenty-First Supplemental Indenture    June 19, 1992    01239      Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    01240      Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 00858      Official Records
Twenty-Fourth Supplemental Indenture   November 2, 1992 00901      Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 00710      Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     00625      Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   01207      Official Records

                                         NEVADA
                                        NYE COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Sept. 19, 1956   24,334     Trust Deeds
First Supplemental Indenture           Sept. 19, 1956   24,335     Official Records
Instrument of Further Assurance        Sept. 19, 1956   24,336     Official Records
Second Supplemental Indenture          Sept. 19, 1956   24,337     Official Records
Third Supplemental Indenture           May 15, 1959     31,466     Official Records
Fourth Supplemental Indenture          Oct. 28, 1960    37,060     Official Records
Fifth Supplemental Indenture           Dec. 5, 1961     39,876     Official Records
Sixth Supplemental Indenture           Oct. 18, 1963    46,249     Official Records
Seventh Supplemental Indenture         Aug. 7, 1964     48,660     Official Records
Eighth Supplemental Indenture          May 10, 1968     05,910     Official Records
Ninth Supplemental Indenture           Oct. 17, 1969    15,192     Official Records
Tenth Supplemental Indenture           Oct. 5, 1970     20,294     Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    35,265     Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     45,632     Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    55,802     Official Records
Fourteenth Supplemental Indenture      May 4, 1977      58,169     Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    70,767     Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     54,601     Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    65,354     Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    171,431    Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    245632     Official Records
Twentieth Supplemental Indenture       April 30, 1992   307547     Official Records
Twenty-First Supplemental Indenture    June 19, 1992    310469     Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    310470     Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 320357     Official Records
Twenty-Fourth Supplemental Indenture   November 2, 1992 320802     Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 324817     Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     372838     Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   475120     Official Records

                                          NEVADA
                                      LINCOLN COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------          --------  -------
Original Indenture                     Sept. 1, 1972    52,162     Official Records
First Supplemental Indenture           Sept. 1, 1972    52,163     Official Records
Instrument of Further Assurance        Sept. 1, 1972    52,164     Official Records
Second Supplemental Indenture          Sept. 1, 1972    52,165     Official Records
Third Supplemental Indenture           Sept. 1, 1972    52,166     Official Records
Fourth Supplemental Indenture          Sept. 1, 1972    52,167     Official Records
Fifth Supplemental Indenture           Sept. 1, 1972    52,168     Official Records
Sixth Supplemental Indenture           Sept. 1, 1972    52,169     Official Records
Seventh Supplemental Indenture         Sept. 1, 1972    52,170     Official Records
Eighth Supplemental Indenture          Sept. 1, 1972    52,171     Official Records
Ninth Supplemental Indenture           Sept. 1, 1972    52,172     Official Records
Tenth Supplemental Indenture           Sept. 1, 1972    52,173     Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    52,330     Official Records
Twelfth Supplemental Indenture         Dec. 6, 1974     55,557     Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    58,659     Official Records
Fourteenth Supplemental Indenture      May 4, 1977      59,627     Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    62,731     Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     74,010     Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    75,970     Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    85,911     Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    92444      Official Records
Twentieth Supplemental Indenture       April 30, 1992   98382      Official Records
Twenty-First Supplemental Indenture    June 19, 1992    98558      Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    98559      Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 99552      Official Records
Twenty-Fourth Supplemental Indenture   November 2, 1992 99062      Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 99782      Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     103516     Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   113157     Official Records

                                        ARIZONA
                                      NAVAJO COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Oct. 5, 1970     330        Official Records
First Supplemental Indenture           Oct. 5, 1970     330        Official Records
Instrument of Further Assurance        Oct. 5, 1970     330        Official Records
Second Supplemental Indenture          Oct. 5, 1970     330        Official Records
Third Supplemental Indenture           Oct. 5, 1970     330        Official Records
Fourth Supplemental Indenture          Oct. 5, 1970     330        Official Records
Fifth Supplemental Indenture           Oct. 5, 1970     330        Official Records
Sixth Supplemental Indenture           Oct. 5, 1970     330        Official Records
Seventh Supplemental Indenture         Oct. 5, 1970     330        Official Records
Eighth Supplemental Indenture          Oct. 5, 1970     330        Official Records
Ninth Supplemental Indenture           Oct. 5, 1970     330        Official Records
Tenth Supplemental Indenture           Oct. 5, 1970     330        Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    376        Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     426        Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    473        Official Records
Fourteenth Supplemental Indenture      May 4, 1977      486        Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    531        Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     647        Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    691        Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    846        Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    970        Official Records
Twentieth Supplemental Indenture       April 30, 1992   1076       Official Records
Twenty-First Supplemental Indenture    June 19, 1992    1083       Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    1083       Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 1103       Official Records
Twenty-Fourth Supplemental Indenture   October 30, 1992 1104       Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 1112       Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     1995/7363  Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   1999/16074 Official Records

                                          ARIZONA
                                      COCONINO COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Oct. 1, 1970     370        Official Records
First Supplemental Indenture           Oct. 1, 1970     370        Official Records
Instrument of Further Assurance        Oct. 1, 1970     370        Official Records
Second Supplemental Indenture          Oct. 1, 1970     370        Official Records
Third Supplemental Indenture           Oct. 1, 1970     370        Official Records
Fourth Supplemental Indenture          Oct. 1, 1970     370        Official Records
Fifth Supplemental Indenture           Oct. 1, 1970     370        Official Records
Sixth Supplemental Indenture           Oct. 1, 1970     370        Official Records
Seventh Supplemental Indenture         Oct. 1, 1970     370        Official Records
Eighth Supplemental Indenture          Oct. 1, 1970     370        Official Records
Ninth Supplemental Indenture           Oct. 1, 1970     370        Official Records
Tenth Supplemental Indenture           Oct. 5, 1970     370        Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    445        Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     528        Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    606        Official Records
Fourteenth Supplemental Indenture      May 4, 1977      628        Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    697        Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     862        Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    896        Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    1125       Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    1304       Official Records
Twentieth Supplemental Indenture       April 30, 1992   1471       Official Records
Twenty-First Supplemental Indenture    June 19, 1992    1483       Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    1483       Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 1515       Official Records
Twenty-Fourth Supplemental Indenture   October 30, 1992 1517       Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 1535       Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     95-14068   Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   3017077    Official Records

                                         ARIZONA
                                      MOHAVE COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Aug. 28, 1972    50         Official Records
First Supplemental Indenture           Aug. 28, 1972    50         Official Records
Instrument of Further Assurance        Aug. 28, 1972    50         Official Records
Second Supplemental Indenture          Aug. 28, 1972    50         Official Records
Third Supplemental Indenture           Aug. 28, 1972    50         Official Records
Fourth Supplemental Indenture          Aug. 28, 1972    50         Official Records
Fifth Supplemental Indenture           Aug. 28, 1972    50         Official Records
Sixth Supplemental Indenture           Aug. 28, 1972    50         Official Records
Seventh Supplemental Indenture         Aug. 28, 1972    51         Official Records
Eighth Supplemental Indenture          Aug. 28, 1972    51         Official Records
Ninth Supplemental Indenture           Aug. 28, 1972    51         Official Records
Tenth Supplemental Indenture           Aug. 28, 1972    51         Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    67         Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     250        Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    355        Official Records
Fourteenth Supplemental Indenture      May 4, 1977      390        Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    489        Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     765        Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    865        Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    1264       Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    1612       Official Records
Twentieth Supplemental Indenture       April 30, 1992   92-12800   Official Records
Twenty-First Supplemental Indenture    June 19, 1992    92-33181   Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    92-33182   Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 92-58584   Official Records
Twenty-Fourth Supplemental Indenture   October 30, 1992 92-59727   Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 2160       Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     95-25569   Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   99047383   Official Records

                                          UTAH
                                       KANE COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Sept. 12, 1972   35         Official Records
First Supplemental Indenture           Sept. 12, 1972   35         Official Records
Instrument of Further Assurance        Sept. 12, 1972   35         Official Records
Second Supplemental Indenture          Sept. 12, 1972   35         Official Records
Third Supplemental Indenture           Sept. 12, 1972   35         Official Records
Fourth Supplemental Indenture          Sept. 12, 1972   35         Official Records
Fifth Supplemental Indenture           Sept. 12, 1972   35         Official Records
Sixth Supplemental Indenture           Sept. 12, 1972   35         Official Records
Seventh Supplemental Indenture         Sept. 12, 1972   35         Official Records
Eighth Supplemental Indenture          Sept. 12, 1972   35         Official Records
Ninth Supplemental Indenture           Sept. 12, 1972   35         Official Records
Tenth Supplemental Indenture           Sept. 12, 1972   35         Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    35         Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     44         Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    53         Official Records
Fourteenth Supplemental Indenture      May 4, 1977      55         Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    59         Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     71         Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    074        Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    093        Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    0106       Official Records
Twentieth Supplemental Indenture       April 30, 1992   72900      Official Records
Twenty-First Supplemental Indenture    June 19, 1992    73283      Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    73284      Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 74584      Official Records
Twenty-Fourth Supplemental Indenture   October 30, 1992 74641      Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 75203      Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     83330      Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   99595      Official Records

                                           UTAH
                                     WASHINGTON COUNTY

                                       RECORDED         DOC. NO.   RECORDS
                                       --------         --------   -------
Original Indenture                     Sept. 22, 1972   124        Official Records
First Supplemental Indenture           Sept. 22, 1972   124        Official Records
Instrument of Further Assurance        Sept. 22, 1972   124        Official Records
Second Supplemental Indenture          Sept. 22, 1972   124        Official Records
Third Supplemental Indenture           Sept. 22, 1972   124        Official Records
Fourth Supplemental Indenture          Sept. 22, 1972   124        Official Records
Fifth Supplemental Indenture           Sept. 22, 1972   124        Official Records
Sixth Supplemental Indenture           Sept. 22, 1972   124        Official Records
Seventh Supplemental Indenture         Sept. 22, 1972   124        Official Records
Eighth Supplemental Indenture          Sept. 22, 1972   124        Official Records
Ninth Supplemental Indenture           Sept. 22, 1972   124        Official Records
Tenth Supplemental Indenture           Sept. 22, 1972   124        Official Records
Eleventh Supplemental Indenture        Oct. 30, 1972    127        Official Records
Twelfth Supplemental Indenture         Dec. 9, 1974     163        Official Records
Thirteenth Supplemental Indenture      Oct. 19, 1976    204        Official Records
Fourteenth Supplemental Indenture      May 4, 1977      218        Official Records
Fifteenth Supplemental Indenture       Sept. 5, 1978    239        Official Records
Sixteenth Supplemental Indenture       Dec. 4, 1981     302        Official Records
Seventeenth Supplemental Indenture     Aug. 19, 1982    313        Official Records
Eighteenth Supplemental Indenture      Nov. 13, 1986    431        Official Records
Nineteenth Supplemental Indenture      Oct. 12, 1989    537        Official Records
Twentieth Supplemental Indenture       April 30, 1992   405624     Official Records
Twenty-First Supplemental Indenture    June 19, 1992    409301     Official Records
Twenty-Second Supplemental Indenture   June 19, 1992    409302     Official Records
Twenty-Third Supplemental Indenture    October 26, 1992 417975     Official Records
Twenty-Fourth Supplemental Indenture   October 30, 1992 418495     Official Records
Twenty-Fifth Supplemental Indenture    January 11, 1993 423543     Official Records
Twenty-Sixth Supplemental Indenture    May 18, 1995     500264     Official Records
Twenty-Seventh Supplemental Indenture  August 5, 1999   00657403   Official Records

The foregoing document was recorded as follows:

                                   RECORDED         DOC. NO.       RECORDS
                                   --------         --------       -------
Navajo County, Arizona             July 30, 2001    2001-14624    Official Records

Coconino County, Arizona           July 27, 2001    3100982       Official Records

Mohave County, Arizona             July 27, 2001    2001-45343    Official Records

Kane County, Utah                  July 27, 2001    106741        Official Records

Washington County, Utah            July 27, 2001    729347        Official Records

Lincoln County, Nevada             July 27, 2001    116700        Official Records

Clark County, Nevada               July 27, 2001    02870         Official Records

Nye County, Nevada                 July 31, 2001    518675        Official Records